                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 14, 1998


                              Argo Bancorp, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                                               0-19829                           36-3620612
---------------------------------                      -------                           ----------
(State or other Jurisdiction of                 (Commission File No.)     (I.R.S. Employer Identification
 incorporation)                                                            No.)

     7600 West 63rd Street, Summit, Illinois                                               60501
     ----------------------------------------                                            ----------
     (Address of Principal executive offices)                                            (Zip Code)



      Registrant's telephone number, including area code:  (708) 496-6010





                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
-------  -------------

         On September 14, 1998, Argo Bancorp, Inc. issued 592,681 shares of a new class of securities, "$0.005 Goodwill Preferred Stock of Argo Bancorp, Inc." to holders of common shares and common shares equivalents of record as of August 24, 1998. A Certificate of Designation for such preferred stock is attached as
Exhibit 3 hereto.

Item 7.  Final Statements, Pro Forma Final Information and Exhibits.
-------  -----------------------------------------------------------

         (c) Exhibits

              Exhibit 3. Certificate of Designation of the "$0.005 Goodwill Preferred Stock of Argo Bancorp, Inc."



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 7, 1999                            Argo Bancorp, Inc.


                                           By:  /s/ Frances M. Pitts
                                                --------------------
                                                Frances M. Pitts
                                                Executive Vice President and
                                                Corporate Counsel